PROSPECTUS Dated                                                                                                                                            Pricing Supplement No. 41
January 17, 2006                                                                                                                                                     April 9, 2007

                                                                                   U.S. $18,000,000,000                                                                Rule 424 (b) (3)
                                                                                                                                                                               Registration Statement
                                                                     FORD MOTOR CREDIT COMPANY                                                No. 333-131062

                                                                   FLOATING RATE DEMAND NOTES

                                                                   --------------------------------------------------

                                                                               Interest Rate Per Annum

Period            Tier One Notes        Tier Two Notes          Tier Three Notes
Beginning     Under $15,000          $15,000-$50,000            Over $50,000

4/9/2007               5.60%                        5.75%                            5.90%